UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 26, 2023

FORWARD AIR CORPORATION
(Exact name of registrant as specified in its charter)

Tennessee	000-22490	62-1120025
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1915 Snapps Ferry Road, Building N
Greeneville, Tennessee 37745
(423) 636-7000
(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	FWRD	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 8.01 -  OTHER EVENTS

As previously disclosed in the Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission on August 14, 2023 (the “Prior Report”), on August 10, 2023, Forward Air Corporation, a Tennessee corporation (“Parent”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Omni Newco LLC, a Delaware limited liability company (“Omni”), and certain other parties. The Merger Agreement provides that Parent, through a series of transactions involving Parent’s direct and indirect subsidiaries (collectively with the other transactions contemplated by the Merger Agreement and the other Transaction Agreements referred to therein, the “Transactions”), will acquire Omni.

On September 26, 2023, Rodney Bell, Michael A. Roberts and Theresa Woods, three shareholders of Parent, filed a complaint (the “Complaint”) against Parent and certain of its directors and officers in the Third District Chancery Court sitting in Greeneville, Tennessee. The Complaint alleges, among other things, that Parent’s shareholders have the right to vote on certain transactions contemplated by the Merger Agreement relating to Parent’s operating subsidiaries being transferred to a subsidiary of Parent (the “Opco Restructuring Transactions”) as a matter of Tennessee law. (See the Prior Report for further details regarding Clue Opco LLC.) Based on the allegations contained in the Complaint, the chancery court issued an ex parte temporary restraining order (the “TRO”) enjoining the Opco Restructuring Transactions until a hearing on the plaintiffs’ assertions is held. The hearing is scheduled for October 11, 2023.  Parent believes the claims made in the Complaint are without merit and intends to vigorously defend against them.

On September 28, 2023, the waiting period expired under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, with respect to the Transactions. The expiration of such waiting period satisfies one of the conditions to the closing of the Transactions.  Parent is actively preparing for the post-closing integration of Parent and Omni and expects to close the Transactions promptly following the dissolution or the expiration of the TRO.

Cautionary Statement Regarding Forward-Looking Statements

This document includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, which are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, as amended.  These statements may reflect Parent’s expectations, beliefs, hopes, intentions or strategies regarding, among other things, the outcome of the claims made in the Complaint, the Opco Restructuring Transactions and the other Transactions between Parent and Omni, the expected timetable for completing the Transactions, as well as other statements that are other than historical fact, including, without limitation, statements concerning future financial performance, future debt and financing levels, investment objectives, implications of litigation and regulatory investigations and other management plans for future operations and performance.  Words such as “anticipate(s)”, “expect(s)”, “intend(s)”, “plan(s)”, “target(s)”, “project(s)”, “believe(s)”, “will”, “aim”, “would”, “seek(s)”, “estimate(s)” and similar expressions are intended to identify such forward-looking statements.

Forward-looking statements are based on management’s current expectations, projections, estimates, assumptions and beliefs and are subject to a number of known and unknown risks, uncertainties and other factors that could lead to actual results materially different from those described in the forward-looking statements.  Parent can give no assurance that its expectations will be attained.  Parent’s actual results, liquidity and financial condition may differ from the anticipated results, liquidity and financial condition indicated in these forward-looking statements.  We caution readers that any such statements are based on currently available operational, financial and competitive information, and they should not place undue reliance on these forward-looking statements, which reflect management’s opinion only as of the date on which they were made.  These forward-looking statements are not a guarantee of future performance and involve risks and uncertainties, and there are certain important factors that could cause Parent’s actual results to differ, possibly materially, from expectations or estimates reflected in such forward-looking statements, including, but without limitation, whether and when the chancery court enters an order dissolving the TRO; the ability of the parties to consummate the Transactions in a timely manner or at all; the satisfaction or waiver of the conditions to the consummation of the Transactions; the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the Merger Agreement; and the outcome of any additional legal proceedings that have or may be instituted against the parties or any of their respective directors or officers related to the Transactions.

These and other risks and uncertainties are more fully discussed in the risk factors identified in “Item 1A. Risk Factors” in Part I of Parent’s most recently filed Annual Report on Form 10-K, and as may be identified in Parent’s Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, including the Prior Report.  Except to the extent required by law, Parent expressly disclaims any obligation to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in Parent’s expectations with regard thereto or change in events, conditions or circumstances on which any statement is based.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORWARD AIR CORPORATION

Date: September 29, 2023	By:	/s/ Thomas Schmitt
Name: Thomas Schmitt
Title: President and Chief Executive Officer